Consent of Independent Auditors


We consent to the references to our firm under the caption "Financial Highlights" in the Prospectuses of Delaware Group Limited-Term Government Funds, Inc.--Limited-Term Government Fund for the A, B, C, and Institutional Classes, and of Delaware Group Limited-Term Government Funds, Inc.--U.S. Government
Money Series for the A Class, and Consultant Class and "Financial Statements" in the Statements of Additional Information of Delaware Group Limited-Term Government Funds, Inc.--Limited-Term Government Fund and U.S. Government Money Series and to the incorporation by reference in this Post-Effective Amendment No. 43 to the Registration Statement (Form N-1A) (No. 2- 75526) of Delaware Group Limited-Term Government Funds, Inc. of our reports dated February 15, 1996, included in the 1995 Annual Reports to Shareholders of Delaware Group Limited-Term Government Funds, Inc.--Limited-Term Government Fund and of Delaware Group Limited-Term Government Funds, Inc.--U.S. Government Money Series.



                                                     /s/Ernst & Young LLP
Philadelphia, Pennsylvania                           ----------------------
February 26, 1996                                    Ernst & Young LLP

Report of Independent Auditors


To The Shareholders and Board of Directors
Delaware Group Limited-Term
Government Funds, Inc.--Limited-Term Government Fund


We have audited the accompanying statement of net assets of Delaware Group Limited-Term Government Funds, Inc.--Limited-Term Government Fund as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Limited-Term Government Funds, Inc.--Limited-Term Government Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                     /s/Ernst & Young LLP
Philadelphia, Pennsylvania                           ----------------------
February 15, 1996                                    Ernst & Young LLP

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Limited-Term
Government Funds, Inc.--U.S. Government Money Series


We have audited the accompanying statement of net assets of Delaware Group Limited-Term Government Funds, Inc.--U.S. Government Money Series as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Limited-Term Government Funds, Inc.-- U.S. Government Money Series at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                     /s/Ernst & Young LLP
Philadelphia, Pennsylvania                           ----------------------
February 15, 1996                                    Ernst & Young LLP